                                                                    EXHIBIT 10.2
                                                                    ------------



                                EKCO GROUP, INC.
                     1996 PERFORMANCE UNIT RIGHTS AWARD PLAN

                                TABLE OF CONTENTS
                                -----------------

1.  Purpose..................................................................  1

2.  Administration...........................................................  1

3.  Participants.............................................................  1

4.  Operation................................................................  1

5.  Appreciation of Rights...................................................  2

6.  Nature of Rights.........................................................  2

7.  Effective Date...........................................................  2

8.  Limits on Awards.........................................................  3

9.  Dilution.................................................................  3

10. Award Agreements.........................................................  3

11. Transferability..........................................................  3

12. Securities Act of 1933...................................................  3

13. Withholding of Tax.......................................................  4

14. Termination and Amendment of Plan........................................  4

15. Rights of Employees......................................................  4

16. Compliance with Laws.....................................................  4

17. Nonexclusivity of Plan...................................................  5

18. Severability.............................................................  5

19. Applicable Law...........................................................  5

                                EKCO GROUP, INC.
                     1996 PERFORMANCE UNIT RIGHTS AWARD PLAN

1. Purpose

     The purpose of the Performance Unit Rights Award Plan (the "Plan") is to provide a means by which Ekco Group, Inc. (the "Company") and/or its subsidiary corporations shall be able to attract and retain competent key employees and directors and provide those persons with an opportunity to participate in the increased value of the Company which their efforts, initiative, and skill have helped produce.

2. Administration

     (a) The Plan shall be administered on behalf of the Company by the Compensation Committee (the "Committee") of the Board of Directors (the "Board") as that Committee may be constituted from time to time.

     (b) Subject to the express provisions of the Plan, the Committee shall have complete and discretionary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee on the matters referred to in this paragraph 2 shall be conclusive.

3. Participants

     Participants in the Plan shall be selected by the Committee from key employees and directors of the Company or any subsidiary of the Company (the "Participants").

4. Operation

     (a) Participants shall be awarded Performance Unit Rights (the "Rights") for a period of six years or such shorter period as may be determined by the Committee (the "Designated Period"). The Designated Period may vary as among Participants and as among awards to a Participant. On the date on which the Right is exercised ("Exercise Date"), the Participant shall receive an amount equal to the appreciation in market value of his or her Rights as determined in paragraph 5 of the Plan. That amount shall be payable in cash, shares of common stock of the Company ("Company Common Stock"), or some combination of both, as set forth in the Award Agreement. No fractional shares shall be issued but a Participant shall be entitled to a cash adjustment for a fractional share that would otherwise be issued. Rights will be cancelled upon the Participant's exercise of such Rights, and no further payment shall be made as to Rights exercised by a Participant.

     (b) Vesting of Rights. The Committee may designate a vesting schedule with respect to each separate Award of Rights. The Committee may, in its sole discretion (but is not obligated to) provide for the acceleration of vesting of Rights upon the occurrence of certain enumerated events, including, but not limited to, the death, disability or retirement of the Participant.

     (c) Definition of Performance Unit Rights. A Right is an award in the form of a right to receive, upon exercise of the right during the Designated Period, but without other payment, an amount based on appreciation in the value of Company Common Stock over a base price established in the Award Agreement. Unless the Committee provides otherwise, and such provision is reflected in the Award Agreement, the minimum base price of a Performance Unit Right granted under this Plan shall be not less than the Fair Market Value (as defined below) of the underlying Company Common Stock on the date the Right is granted.

5. Appreciation of Rights

     Each Participant's Award Agreement shall identify a formula, based on the market value of the Company Common Stock on a particular day or the average price over a series of days, for determining the underlying value (the "Fair Market Value") of the Company Common Stock on both the date the Right is awarded ("Award Date") or an Exercise Date. The appreciation in the Fair Market Value of Rights for purposes of determining payments to be made to a Participant shall be measured by determining the Fair Market Value of Rights held by that Participant on the Exercise Date and subtracting from that the Fair Market Value of the same Rights on the Award Date. The measurement of appreciation shall be made separately with respect to each separate award of Rights.

6. Nature of Rights

     The Rights shall be used solely as a device for the measurement and determination of the amount to be paid to Participants as provided in the Plan. The Rights shall not constitute or be treated as property or as a trust fund of any kind. All amounts at any time attributable to the Rights shall be and remain the sole property of the Company and all Participants' rights hereunder are limited to the rights to receive cash or shares of Company Common Stock as provided in this Plan.

7. Effective Date

     The Plan shall become effective upon approval of it by the affirmative vote of a majority of the Board of Directors of the Company and the Plan shall be deemed to be adopted on the date of that meeting.

8. Limits on Awards

     The maximum number of Rights that may be granted under the Plan is 1,000,000.

9. Dilution

     In the event of a stock split, stock dividend, reclassification, reorganization, or other capital adjustment of shares of Company Common Stock, the number of Rights of a Participant and the maximum number of Rights provided in paragraph 8 shall be adjusted in the same manner as shares of the Company Common Stock reflected by those Rights would be adjusted.

10. Award Agreements

     Each award of a Right under this Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth the number of Rights, vesting schedule if any, the formula for determining the price of Company Common Stock upon which the Right is based, and the term. The Award Agreement shall also set forth (or incorporate by reference) other material terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of this Plan.

11. Transferability

     Any rights arising under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder).

12. Securities Act of 1933

     Upon issuance of Company Common Stock to the Participant, or his heirs, the recipient of that Company Common Stock shall represent that the shares of Company Common Stock are taken for investment and not resale and make those other representations as may be necessary to qualify the issuance of the shares as exempt from the Securities Act of 1933 or to permit registration of the shares and shall represent that he or she shall not dispose of those shares in violation of the Securities Act of 1933, or any applicable state securities laws. The Company reserves the right to place a legend on any stock certificate issued under the Plan to assure compliance with this paragraph. No shares of Company Common Stock shall be required to be distributed until the Company or Participant shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act of 1933 or any other then applicable federal or state securities law.

13. Withholding of Tax

     There shall be deducted from each distribution under the Plan the amount of any tax required by any governmental authority to be withheld and paid over by the Company to that governmental authority for the account of the person entitled to the distribution.

14. Termination and Amendment of Plan

     The Board of Directors or the Committee may at any time amend, suspend or terminate the Plan, as it shall deem advisable; provided, however, that no such amendment or termination may, without the consent of the Participant to whom any Right shall have been previously awarded, adversely affect any of the Participant's rights with respect to that Right.

15.  Rights of Employees and Directors

     (a) No Right to an Award. Status as an employee or director shall not be construed as a commitment that any one or more awards of Rights will be made under this Plan to an employee or director or to employees or directors generally. Status as a Participant shall not entitle the Participant to any additional awards of Rights.

     (b) No Assurance of Employment or Director Status. Nothing contained in this Plan (or in any other documents related to this Plan or to any Right awarded hereunder) shall confer upon any Participant any right to continue in the employ or other service of the Company or any subsidiary or constitute any contract of employment or change any employee's or Participant's compensation or other benefits or limit the right of the Company (or, if applicable, a subsidiary) to terminate the employment or other service of any Participant with or without cause.

16. Compliance with Laws

     This Plan, Award Agreements, and the grant, exercise, conversion, operation and vesting of Rights, and the issuance and delivery of shares of Company Common Stock and/or other securities or property or the payment of cash under this Plan or Award Agreements, are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal insider trading, registration, reporting and other securities laws and federal margin requirements) and to such approvals by any listing, regulatory or other governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions (and provide such evidence, assurance and representations to the Company as to compliance with any thereof) as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

17. Nonexclusivity of Plan

     Nothing in this Plan shall limit or be deemed to limit the authority of the Company, the Board of Directors or the Committee to grant awards or authorize any other compensation, with or without reference to the Company Common Stock, under any other plan or authority.

18. Severability

     In case any provision in this Plan shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired hereby.

19. Applicable Law

     This Plan, Award Agreements and any related documents and matters shall be governed in accordance with the laws of the State of New Hampshire, except as to matters of Federal law.

                                EKCO GROUP, INC.
                     1996 PERFORMANCE UNIT RIGHTS AWARD PLAN
                      FORM OF AWARD AGREEMENT FOR EMPLOYEES
                      -------------------------------------


     This 1996 Performance Unit Rights Award Plan Award Agreement (hereinafter "Award Agreement") is entered into as of [Date] ("Award Date") between Ekco Group, Inc., a Delaware corporation with a principal place of business in Nashua, New Hampshire (hereinafter the "Company") and [Name of Employee] (hereinafter "Executive"), an individual who resides at [Address].

     The Company has adopted the 1996 Performance Unit Rights Award Plan (hereinafter "the Plan"). All capitalized terms used in this Award Agreement which are defined in the Plan shall have the meaning given in the Plan.

     Pursuant to Section 3 of the Plan, the Executive has been designated as a Participant in the Plan. Pursuant to Section 4 of the Plan, the Company has granted Performance Unit Rights (hereinafter "Rights") to the Executive upon the terms and conditions set forth herein, as required by the Plan.

     In consideration of the services rendered and to be rendered by the Executive, the Company and the Executive hereby agree to the terms and conditions set forth herein as required by the terms of the Plan:

     1. NUMBER OF RIGHTS AWARDED. This Award Agreement evidences the award by the Company to Executive of [No. of Rights] (_______) Rights, effective as of the Award Date, and pursuant to Section 4 of the Plan.

     2. DESIGNATED PERIOD. Pursuant to Section 4 of the Plan, the Executive may exercise the Rights awarded under this Award Agreement at any time or times during a period of time commencing on the Award Date and ending on [Ending Date] ("Designated Period"). Executive may exercise any or all of his Rights on any given day or days during the Designated Period and any such day or days shall be known as an Exercise Date. The amount of the award paid to Executive on such Exercise Date by the Company shall be calculated pursuant to Section 3 of this Award Agreement and pursuant to the other applicable terms and conditions of this Award Agreement and the Plan.

     3.   VALUE OF THE RIGHT.

          (a) Value. Upon exercise of any Right on an Exercise Date, Executive shall be entitled to payment of an amount equal to the appreciation in value of the Right awarded hereunder, as determined according to paragraph (b) below, multiplied by the number of Rights exercised on the Exercise Date. The Executive shall receive payment upon exercise of the Right in cash, unless the executive elects payment in shares of Company Common Stock, or a combination of cash and Company Common Stock, subject to the approval of the Committee.

          (b) Formula. The formula for determining the value of the Right shall be as follows: (i) the average value of Company Common Stock over the ten (10) business days preceding the Award Date is (ii) subtracted from the average value of Company Common Stock over the ten (10) business days preceding any Exercise Date. The closing price of Company Common Stock on the New York Stock Exchange for each of the ten (10) business days shall be the basis for determining the ten-day average discussed above. If Company Common Stock is not traded on the New York Stock Exchange, the closing price on the principal exchange on which the shares are traded shall be used, or, if no closing price is available, the basis for determining the value of the shares of Company Common Stock shall be determined by the Committee, in its sole discretion.

     4.   EFFECT OF CERTAIN EVENTS ON RIGHTS.

          (a) If Executive voluntarily terminates his employment, is terminated from employment by the Company (or any subsidiary) for any reason other than for Good Cause, as defined below, or terminates his employment with the Company because of death or disability, Executive shall have, or Executive's beneficiaries shall have, notwithstanding Section 2 above, three (3) months from such termination date to exercise any unexercised Rights hereunder, according to
Section 3 and the other applicable terms of this Award Agreement and the Plan. Immediately after the expiration of such three-month period, all Rights hereunder which have not been exercised shall be forfeited, and the Executive (and his beneficiaries, if applicable) shall thereafter have no rights or entitlement with respect to such forfeited Rights.

          (b) If Executive is terminated from his employment by the Company (or any subsidiary) for Good Cause, any Right that has not been exercised shall be immediately forfeited, and the Executive shall thereafter have no rights or entitlement with respect to such forfeited Rights. For purposes of this Award Agreement, termination for Good Cause shall [have the same meaning as found in
Section       of the Employment Agreement by and between [Name of Company] and
[Name of Employee], dated [Date of Employment Agreement], as amended or modified.

     5. TAXES AND WITHHOLDING. The Executive agrees that to the extent applicable, Executive shall be responsible for any and all federal, state or local taxes which may become due and owing in relation to the Rights awarded herein, and that the Company may withhold any federal, state or local taxes upon the exercise of the Rights, at such time and upon such terms and conditions as required by law.

     6. NO ASSIGNABILITY. Any rights arising hereunder shall not be transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder). During the lifetime of the Executive the Rights may be exercised only by the Executive or by his guardian or legal representative.

     7. GENERAL TERMS. The Rights and this Award Agreement are subject to, and the Company and the Executive agree to be bound by, all applicable provisions of the Plan. Such provisions are incorporated herein by this reference. Executive acknowledges receipt of a copy of the Plan. In the event of a conflict between the terms of this Award Agreement and the Plan, the Plan shall be the controlling document.

     8.   OTHER PROVISIONS.

          (a) Neither the Executive nor any person entitled to exercise the Rights shall have any rights as a stockholder with respect to any Rights.

          (b) The Executive acknowledges that the Company has the right to terminate, modify, or amend the Plan at any time, but that no such termination, modification or amendment may, without the Executive's consent, adversely affect the rights of the Executive hereunder.

          (c) In the event that any provision of the Award Agreement is held to be invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Award Agreement.

          (d) The rights and obligations under this Award Agreement shall inure to the benefit of, and shall be binding upon, the Company, the Executive and the Executive's representatives and beneficiaries.

          (e) Any notices or communications under this Award Agreement or the Plan shall be given by delivering the same in hand or by depositing such notice or communication in the mail, certified or registered mail, return receipt requested, postage prepaid, as follows:

     TO THE COMPANY:                        EKCO GROUP, INC.
                                            98 Spit Brook Rd.
                                            Nashua, New Hampshire 03062
                                            Attention: PRESIDENT

     TO EXECUTIVE:



or at such other address as either party may hereafter designate in writing to the other.

          (f) The interpretation, performance and enforcement of this Award Agreement shall be governed by the laws of the State of New Hampshire.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                          EKCO GROUP, INC.

                                          By:
                                             ---------------------------

Attest:


--------------------------------
Secretary



                                          [NAME OF EMPLOYEE]


                                          ------------------------------
                                          [Name and Address of Employee]

                                   SCHEDULE TO
                      FORM OF AWARD AGREEMENT FOR EMPLOYEES

     The following employees of the Company have Award Agreements with the Company pursuant to the Company's 1996 Performance Unit Rights Award Plan which are identical in form to the foregoing Form of Award Agreement except as to the number of Rights awarded, the designated period and the value thereof:

Employee Name                                                               Designated        Average Pre-Award
and Job Titles                  Date of Award         No. of Rights         Period            Date Value
--------------                  -------------         -------------         ----------        -----------------
Donato A. DeNovellis             09/25/96                100,000            09-25-96 to           $4.8875
Executive Vice Presi-                                                       12-31-01
dent, Finance & Ad-
ministration, and Chief
Financial Officer and
Senior Vice President,
Ekco Housewares, Inc.

Robert Varakian                  09/25/96                250,000            09-25-96 to           $4.8875
Senior Vice President,                                                      12-31-01
Marketing, Ekco House-
wares, Inc. and
President, B. VIA Inter-
national Housewares,
Inc.

Jeffrey A. Weinstein             09/25/96                 50,000            09-25-96 to           $4.8875
Executive Vice President,                                                   12-31-01
Secretary & General
Counsel and President,
Ekco Consumer Plastics,
Inc.

                                        5

                                EKCO GROUP, INC.
                    1996 PERFORMANCE UNIT RIGHTS AWARD PLAN
                     FORM OF AWARD AGREEMENT FOR DIRECTORS


     This 1996 Performance Unit Rights Award Plan Award Agreement (hereinafter "Award Agreement") is entered into as of [Date] ("Award Date") between Ekco Group, Inc., a Delaware corporation with a principal place of business in Nashua, New Hampshire (hereinafter the "Company") and [Name of Director] (hereinafter "Director"), an individual who resides [Address].

     The Company has adopted the 1996 Performance Unit Rights Award Plan (hereinafter "the Plan"). All capitalized terms used in this Award Agreement which are defined in the Plan shall have the meaning given in the Plan.

     Pursuant to Section 3 of the Plan, the Director has been designated as a Participant in the Plan. Pursuant to Section 4 of the Plan, the Company has granted Performance Unit Rights (hereinafter "Rights") to the Director upon the terms and conditions set forth herein, as required by the Plan.

     In consideration of the services rendered and to be rendered by the Director, the Company and the Director hereby agree to the terms and conditions set forth herein as required by the terms of the Plan:

     1. NUMBER OF RIGHTS AWARDED. This Award Agreement evidences the award by the Company to Director of [No. of Rights] (_________) Rights, effective as of the Award Date, and pursuant to Section 4 of the Plan.

     2. DESIGNATED PERIOD. Pursuant to Section 4 of the Plan, the Director may exercise the Rights awarded under this Award Agreement at any time or times during a period of time commencing on the Award Date and ending on [Ending Date] ("Designated Period"). Director may exercise any or all of his Rights on any given day or days during the Designated Period and any such day or days shall be known as an Exercise Date. The amount of the award paid to Director on such Exercise Date by the Company shall be calculated pursuant to Section 3 of this Award Agreement and pursuant to the other applicable terms and conditions of this Award Agreement and the Plan.

     3.   VALUE OF THE RIGHT.

          (a) Value. Upon exercise of any Right on an Exercise Date, Director shall be entitled to payment of an amount equal to the appreciation in value of the Right awarded hereunder, as determined according to paragraph (b) below, multiplied by the number of Rights exercised on the Exercise Date. The Director shall receive payment upon exercise of the Right in cash, unless the director elects payment in shares of Company Common Stock, or a combination of cash and Company Common Stock, subject to the approval of the Committee.

          (b) Formula. The formula for determining the value of the Right shall be as follows: (i) the average value of Company Common Stock over the ten (10) business days preceding the Award Date is (ii) subtracted from the average value of Company Common Stock over the ten (10) business days preceding any Exercise Date. The closing price of Company Common Stock on the New York Stock Exchange for each of the ten (10) business days shall be the basis for determining the ten-day average discussed above. If Company Common Stock is not traded on the New York Stock Exchange, the closing price on the principal exchange on which the shares are traded shall be used, or, if no closing price is available, the basis for determining the value of the shares of Company Common Stock shall be determined by the Committee, in its sole discretion.

     4.   EFFECT OF CERTAIN EVENTS ON RIGHTS.

          (a) If Director is no longer a member of the Board of Directors for any reason (including death or disability) other than removal from the Board of Directors for cause, Director shall have, or Director's beneficiaries shall have, notwithstanding Section 2 above, three (3) months from such termination date to exercise any unexercised Rights hereunder, according to Section 3 and the other applicable terms of this Award Agreement and the Plan. Immediately after the expiration of such three-month period, all Rights hereunder which have not been exercised shall be forfeited, and the Director (and his beneficiaries, if applicable) shall thereafter have no rights or entitlement with respect to such forfeited Rights.

          (b) If Director is removed from the Board of Directors for cause, any Right that has not been exercised shall be immediately forfeited, and the Director shall thereafter have no rights or entitlement with respect to such forfeited Rights.

     5. TAXES AND WITHHOLDING. The Director agrees that to the extent applicable, Director shall be responsible for any and all federal, state or local taxes which may become due and owing in relation to the Rights awarded herein, and that the Company may withhold any federal, state or local taxes upon the exercise of the Rights, at such time and upon such terms and conditions as required by law.

     6. NO ASSIGNABILITY. Any rights arising hereunder shall not be transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder). During the lifetime of the Director the Rights may be exercised only by the Director or by his guardian or legal representative.

     7. GENERAL TERMS. The Rights and this Award Agreement are subject to, and the Company and the Director agree to be bound by, all applicable provisions of the Plan. Such provisions are incorporated herein by this reference. Director acknowledges receipt of a copy of the Plan. In the event of a conflict between the terms of this Award Agreement and the Plan, the Plan shall be the controlling document.

     8.   OTHER PROVISIONS.

          (a) Neither the Director nor any person entitled to exercise the Rights shall have any rights as a stockholder with respect to any Rights.

          (b) The Director acknowledges that the Company has the right to terminate, modify, or amend the Plan at any time, but that no such termination, modification or amendment may, without the Director's consent, adversely affect the rights of the Director hereunder.

          (c) In the event that any provision of the Award Agreement is held to be invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Award Agreement.

          (d) The rights and obligations under this Award Agreement shall inure to the benefit of, and shall be binding upon, the Company, the Director and the Director's representatives and beneficiaries.

          (e) Any notices or communications under this Award Agreement or the Plan shall be given by delivering the same in hand or by depositing such notice or communication in the mail, certified or registered mail, return receipt requested, postage prepaid, as follows:

     TO THE COMPANY:      EKCO GROUP, INC.
                          98 Spit Brook Rd.
                          Nashua, New Hampshire 03062
                          Attention: PRESIDENT

     TO DIRECTOR:

or at such other address as either party may hereafter designate in writing to the other.

          (f) The interpretation, performance and enforcement of this Award Agreement shall be governed by the laws of the State of New Hampshire.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                                EKCO GROUP, INC.

                                                By:
                                                   ------------------------


Attest:


--------------------
Secretary



                                                [Name of Director]


                                                ----------------------
                                                [Name and Address of Director]

                                   SCHEDULE TO
                      FORM OF AWARD AGREEMENT FOR DIRECTORS

     The following director of the Company has an Award Agreement with the Company pursuant to the Company's 1996 Performance Unit Rights Award Plan which is identical in form to the foregoing Form of Award Agreement except as to the number of Rights awarded, the designated period and the value thereof:

Director Name                                                               Designated        Average Pre-Award
and Title                       Date of Award         No. of Rights         Period            Date Value
--------------                  -------------         -------------         ----------        -----------------
Malcolm L. Sherman               09/25/96                100,000            09-25-96 to           $4.8875
Chairman of the                                                             12-31-01
Board of Directors

                                        5